EXHIBIT 10.2.2

SECOND AMENDMENT TO
SENIOR SECURED CREDIT AGREEMENT

     SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT (this “Amendment”), dated as of January 10, 2003 (the “Amendment Date”), is among MERISTAR H & R OPERATING COMPANY, L.P., a Delaware limited partnership, as the Borrower (“Borrower”); the Guarantors; SOCIÉTÉ GÉNÉRALE, as Administrative Agent (the “Administrative Agent”); and the Lenders a party hereto.

RECITALS:

     A.     The Borrower; the Administrative Agent; the Lenders and certain other parties are party to that certain Senior Secured Credit Agreement dated as of July 31, 2002, as amended by First Amendment to Senior Secured Credit Agreement dated as of August 15, 2002 (as amended, the “Original Credit Agreement”).

     B.     The Borrower desires to enter into a Subordinate Unsecured Term Loan Agreement dated as of January 10, 2003 (the “Subordinated Credit Agreement”) pursuant to which the Borrower would borrow $40,000,000 to be used, along with Advances and/or cash, to repay in full the MHC Indebtedness (such event being referred to herein as the “MHC Indebtedness Repayment”) and pay certain fees.

     C.     The parties hereto desire to amend the Original Credit Agreement and the other Credit Documents (as defined in the Original Credit Agreement) as hereinafter provided.

     NOW, THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     All terms used in this Amendment, but not defined herein, shall have the meaning given such terms in the Original Credit Agreement.

     2.     This Amendment shall become effective as of the Amendment Date if on or prior to the close of business on January 31, 2003 (the “Termination Date”) the following conditions precedent have been satisfied:

a.	Documentation. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders.

b.	Representations and Warranties. The representations and warranties contained in this Amendment, and in each Credit Document shall be true and correct in all material respects both as of the Amendment Date and the date the other conditions to this Amendment’s effectiveness are satisfied except for changes which individually or in the aggregate do not constitute a Material Adverse Change.

c.	No Default. No Default or Event of Default shall exist as of either the Amendment Date or the date the other conditions to this Amendment’s effectiveness are satisfied.

d.	Subordinated Credit Agreement. The Administrative Agent shall have received a copy of the executed Subordinated Credit Agreement and other documents executed in connection with the Subordinated Credit Agreement, which Subordinated Credit Agreement and other credit documents (i) shall qualify as Permitted Subordinated Refinancing Indebtedness, as such term is amended by this Amendment, and (ii) shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent.

e.	Intercreditor Agreement. The administrative agent under the Subordinated Credit Agreement, on behalf of the lenders under such agreement, shall have executed an Intercreditor Agreement with the Administrative Agent in form and substance satisfactory to the Administrative Agent in the Administrative Agent’s sole discretion.

f.	MHC Indebtedness Repayment. The Borrower shall have provided the Administrative Agent with reasonably satisfactory evidence that the MHC Indebtedness Repayment has occurred.

g.	Fees. The Administrative Agent shall have received for the benefit of each Lender that executes and delivers this Amendment to the Administrative Agent’s counsel by 5:00 p.m. CST on January , 2003 an amendment fee equal to ten (10) basis points times such Lender’s Commitment.

If this Amendment does not become effective prior to the Termination Date, this Amendment shall be null and void; provided however that the Borrower shall still be obligated to reimburse Société Generale for costs and expenses incurred in connection with this Amendment.

     3.     The term “Credit Agreement” as used in the Credit Documents, shall mean the Original Credit Agreement, as amended by this Amendment.

     4.     From and after the Amendment Date, the definition of Permitted Subordinate Refinancing Indebtedness is amended by (A) in clause (a) adding the phrase “or then existing Permitted Subordinate Refinancing Indebtedness” after the phrase “MHC Indebtedness”, and (B) in clause (c) adding the phrase “the greater of (i) a prime rate (or base rate based primarily on a prime rate) plus seven and one half percent (7.5%) or (ii)” after the word “exceed”.

     5.     From and after the Amendment Date, the definition of Subordinate Indebtedness is amended by adding in clause (a) the phrase “(or 180 days after the Term Maturity Date if the maturity date of the Subordinate Indebtedness would automatically be extended to a date 180 days or more after the Revolving Maturity Date upon the Revolving Maturity Date being extended to July 28, 2006)” after the phrase “Maturity Date”.

     6.     From and after the Amendment Date, Sections 4.08, 5.08 and 6.04 are amended to permit the Borrower (A) to use the Net Cash Proceeds from the issuance of the Indebtedness under the Subordinate Credit Agreement to consummate the MHC Indebtedness Repayment and (B) to use Advances and/or cash to pay for transactional costs and fees incurred in consummating the MHC Indebtedness Repayment and incurring the Indebtedness under the Subordinate Credit Agreement and to also pay for up to $2,500,000 of the amount needed to consummate the MHC Indebtedness Repayment; provided that such amendments are solely for the MHC Indebtedness Repayment and not for the repayment of any Permitted Subordinate Refinancing Indebtedness.

     7.     From and after the Amendment Date, Section 6.10 is amended by adding at the end of such section immediately before the period the phrase “provided further that in connection with the incurrence of Permitted Subordinate Refinancing Indebtedness, the Parent and its Subsidiaries may enter into such agreements which (x) are in form and substance acceptable to the Administrative Agent in its reasonable discretion, (y) do not prohibit or restrict the Borrower or any Guarantor from creating or incurring any Liens to secure the Obligations or refinancings of the Obligations or require any such Liens to also secure such Permitted Subordinate Refinancing Indebtedness, and (z) subject to the provisions of the preceding clause (y), would have prohibitions on Liens substantially comparable to those contained in Section 6.01”.

     8.     Section 4.01(d) is amended by deleting the last two sentences of such subsection.

     9.     Section 8.01(l) is amended by (A) deleting the “4” in clause (iii) and replacing it with a “3”, (B) deleting the phrase “2 of the same individuals” and replacing such phrase with the phrase “one (1) individual” and (C) deleting the phrase “one of such Responsible Officers” and replacing such phrase with the phrase “a Responsible Officer”.

     10.     Each party hereto represents to the other parties hereto that such party is authorized to execute this Amendment. In addition, the Borrower and the Guarantors represent and warrant to the Lenders and the Administrative Agent that (A) the representations and warranties contained in this Amendment, and in each Credit Document are true and correct in all material respects as of the Amendment Date except for changes which individually or in the aggregate do not constitute a Material Adverse Change, (B) no Default or Event of Default exists as of the Amendment Date except for any such Default or Event of Default as is expressly waived or eliminated by this Amendment, and (C) such Persons have no claims, offsets, or counterclaims with respect to their respective obligations under the Credit Documents as of the Amendment Date.

     11.     This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one Amendment.

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

EXECUTED as of the date first referenced above.

BORROWER:

MERISTAR H & R OPERATING COMPANY, L.P.

By:	Interstate Hotels & Resorts, Inc., its general partner

By:

Name:

Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

SOCIÉTÉ GÉNÉRALE, individually as a Lender and as Administrative Agent, the Issuing Bank and the Alternate Currency Swing Line Lender

By:

Thomas K. Day Managing Director

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

CITICORP REAL ESTATE, INC.

By:

Name:

Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

LEHMAN COMMERCIAL PAPER INC.

By:

Name:

Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

CREDIT LYONNAIS NEW YORK BRANCH, individually as a Lender and as Documentation Agent

By:

Name:

Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

THE BANK OF NOVA SCOTIA, acting through its New York Agency

By:

Name:

Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

ACCESSION AGREEMENT, JOINDER, CONSENT AND RATIFICATION

Each of the following entities (each a “Company”) which is not yet a Guarantor under the Senior Secured Credit Agreement dated as of July 31, 2002 (as amended or modified from time to time, the “Credit Agreement”) among MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as the Borrower, SOCIÉTÉ GÉNÉRALE, as Administrative Agent (the “Administrative Agent”), the Lenders and the other parties thereto, hereby agrees with (i) the Administrative Agent and the Lenders under the Credit Agreement; (ii) the parties to the Environmental Indemnification Agreement (the “Environmental Indemnity”) dated as of even date as the Credit Agreement and executed in connection with the Credit Agreement, (iii) the parties to the Guaranty and Contribution Agreement (the “Guaranty”) dated as of even date as the Credit Agreement and executed in connection with the Credit Agreement, and (iv) the parties to the Pledge Agreement (the “Pledge Agreement”) dated as of even date as the Credit Agreement and executed in connection with the Credit Agreement, as follows:

     Each Company hereby agrees and confirms that, as of the date hereof, it (a) intends to be a party to the Environmental Indemnity, the Guaranty and the Pledge Agreement and undertakes to perform all the obligations expressed therein, respectively, of an Indemnitor, a Guarantor and a Debtor (as defined in the Environmental Indemnity, the Guaranty and the Pledge Agreement, respectively), (b) agrees to be bound by all of the provisions of the Environmental Indemnity, the Guaranty and the Pledge Agreement as if it had been an original party to such agreements, (c) confirms that the representations and warranties set forth in the Environmental Indemnity, the Guaranty and the Pledge Agreement, respectively, with respect to the Company, a party thereto, are true and correct in all material respects as of the date of this Accession Agreement and (d) has received and reviewed copies of each of the Environmental Indemnity, the Guaranty and the Pledge Agreement.

     For purposes of notices under the Environmental Indemnity, the Guaranty and the Pledge Agreement the address for each Company shall be the same address as the address of the Parent.

     The Guarantors (including each Company and all previously existing Guarantors) join in and consent to the terms and provisions of the attached Amendment and agree that the Security Agreement, the Environmental Indemnification Agreement and the Guaranty and Contribution Agreement (the “Guaranty”) to which each of the Guarantors is a party each dated July 31, 2002 remain in full force and effect, and further that the Guaranteed Obligations (as defined in the Guaranty) include the additional obligations of the Borrower under the attached Amendment.

     This Accession Agreement, Joinder, Consent and Ratification is dated as of the date of the Amendment.

GUARANTORS:

INTERSTATE HOTELS & RESORTS, INC. a Delaware corporation

By:

Name:

Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

BRIDGESTREET CORPORATE HOUSING WORLDWIDE, INC. a Delaware corporation

By:

Name:

Title:

MERISTAR MANAGEMENT (CANMORE) LTD. a British Columbia (Canada) corporation

By:

Name:

Title:

MERISTAR MANAGEMENT (VANCOUVER-METRTOWN) LTD. a British Columbia (Canada) corporation

By:

Name:

Title:

BRIDGESTREET CANADA, INC. an Ontario (Canada) corporation

By:

Name:

Title:

BRIDGESTREET ACCOMMODATIONS, LTD. Incorporated under the laws of England and Wales

By:

Name:

Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

BRIDGESTREET ACCOMMODATIONS LONDON LIMITED Incorporated under the laws of England and Wales

By:

Name:

Title:

BRIDGESTREET WARDROBE PLACE LIMITED Incorporated under the laws of England and Wales

By:

Name:

Title:

LORYT(1) LIMITED Incorporated under the laws of England and Wales

By:

Name:

Title:

APALACHEE BAY SAS Incorporated under the laws of France

By:

Name:

Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

MERISTAR MANAGEMENT COMPANY, L.L.C. a Delaware limited liability company

MERISTAR AGH COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR WINSTON COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR BK COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR KCII COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR WYANDOTTE COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR ST. LOUIS COMPANY, L.L.C. a Delaware limited liability company

MERISTAR LAUNDRY, L.L.C. a Delaware limited liability company

MERISTAR PRESTON CENTER, L.L.C. a Delaware limited liability company

MERISTAR HGI COMPANY, L.L.C. a Delaware limited liability company

MERISTAR STORRS COMPANY, L.L.C. a Delaware limited liability company

MERISTAR VACATIONS, L.L.C. a Delaware limited liability company

THE NETEFFECT STRATEGIC ALLIANCE, LLC a Delaware limited liability company

MERISTAR FLAGSTONE, LLC a Delaware limited liability company

By:	MeriStar H & R Operating Company, L.P. a Delaware limited partnership, its managing member

	By:	Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

By:

Name:

Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

BRIDGESTREET MARYLAND, LLC a Delaware limited liability company

BRIDGESTREET MINNEAPOLIS, LLC a Delaware limited liability company

BRIDGESTREET MIDWEST, LLC a Delaware limited liability company

BRIDGESTREET ARIZONA, LLC a Delaware limited liability company

BRIDGESTREET NEVADA, LLC a Delaware limited liability company

BRIDGESTREET SOUTHWEST, LLC a Delaware limited liability company

BRIDGESTREET OHIO, LLC a Delaware limited liability company

BRIDGESTREET CALIFORNIA, LLC a Delaware limited liability company

BRIDGESTREET COLORADO, LLC a Delaware limited liability company

BRIDGESTREET NORTH CAROLINA, LLC a Delaware limited liability company

BRIDGESTREET RALEIGH, LLC a Delaware limited liability company

By:	MeriStar H & R Operating Company, L.P. a Delaware limited partnership, their sole member

	By:	Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

By:

Name:

Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

BRIDGESTREET TEXAS, L.P. a Delaware limited partnership

By:	BridgeStreet Nevada, LLC a Delaware limited liability company, its partner

	By:	MeriStar H & R Operating Company, L.P. a Delaware limited partnership, its member

		By:	Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

By:

Name:

Title:

By:	BridgeStreet Arizona, LLC a Delaware limited liability company, its partner

	By:	MeriStar H & R Operating Company, L.P. a Delaware limited partnership, its member

		By:	Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

By:

Name:

Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

INTERSTATE HOTELS COMPANY a Delaware corporation

INTERSTATE INVESTMENT CORPORATION a Delaware corporation

INTERSTATE PARTNER CORPORATION a Delaware corporation

INTERSTATE PROPERTY CORPORATION a Delaware corporation

INTERSTATE/KP HOLDING CORPORATION a Delaware corporation

NORTHRIDGE HOLDINGS, INC. a Delaware corporation

IHC HOLDINGS, INC. a Delaware corporation

INTERSTATE MEMBER INC. a Delaware corporation

CROSSROADS HOSPITALITY MANAGEMENT COMPANY a Delaware corporation

COLONY HOTELS AND RESORTS COMPANY a Delaware corporation

By:

Name:

Title:

NORTHRIDGE INSURANCE COMPANY a corporation organized under the laws of the Cayman Islands

By:

Name:

Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

INTERSTATE PROPERTY PARTNERSHIP, L.P. a Delaware limited partnership

By:	Interstate Property Corporation a Delaware corporation, its general partner

By:

Name:

Title:

INTERSTATE/DALLAS GP, L.L.C. a Delaware limited liability company

By:	Interstate Property Corporation a Delaware corporation, its managing member

By:

Name:

Title:

INTERSTATE KISSIMMEE PARTNER, L.P. a Delaware limited partnership

By:	Interstate/KP Holding Corporation a Delaware corporation, its general partner

By:

Name:

Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

INTERSTATE PITTSBURGH HOLDINGS, L.L.C. a Delaware limited liability company

INTERSTATE MANCHESTER COMPANY, L.L.C. a Delaware limited liability company

By:	Interstate Property Partnership, L.P. a Delaware limited liability company, their sole member

By:	Interstate Property Corporation a Delaware corporation, its general partner

By:

Name:

Title:

INTERSTATE HOUSTON PARTNER, L.P. a Delaware limited partnership

INTERSTATE/DALLAS PARTNERSHIP, L.P. Delaware limited partnership

By:	Interstate Property Corporation a Delaware corporation, their general partner

By:

Name:

Title:

INTERSTATE HOTELS, LLC a Delaware limited liability company

By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:

Name:

Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

CONTINENTAL DESIGN AND SUPPLIES COMPANY, L.L.C. a Delaware limited liability company

IHC MOSCOW SERVICES, L.L.C. a Delaware limited liability company

PAH-HILLTOP GP, LLC a Delaware limited liability company

PAH-CAMBRIDGE HOLDINGS, LLC a Delaware limited liability company

CROSSROADS HOSPITALITY COMPANY, L.L.C. a Delaware limited liability company

IHC INTERNATIONAL DEVELOPMENT (UK), L.L.C. a Delaware limited liability company

IHC SERVICES COMPANY, L.L.C. a Delaware limited liability company

CROSSROADS HOSPITALITY TENANT COMPANY, L.L.C. a Delaware limited liability company

By:	Interstate Hotels, LLC a Delaware limited liability company, their managing member
	By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:

Name:

Title:

     [SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

HILLTOP EQUIPMENT LEASING COMPANY, L.P. a Delaware limited partnership

By:	PAH-Hilltop GP, LLC a Delaware limited liability company, its general partner

By:	Interstate Hotels, LLC a Delaware limited liability company, its sole member

	By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:

Name:

Title:

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

IHC/MOSCOW CORPORATION a Delaware corporation

By:
Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

FUTURE FINANCING MEMBER CORPORATION a Delaware corporation

By:
Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

CROSSROADS/MEMPHIS FINANCING CORPORATION a Delaware corporation

By:
Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

CROSSROADS/MEMPHIS FINANCING II CORPORATION a Delaware corporation

By:
Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

CROSSROADS FUTURE COMPANY, L.L.C. a Delaware limited liability company

By:	Interstate Member, Inc., a Delaware corporation, its member

By:
Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

By:	Crossroads Hospitality Company, L.L.C. a Delaware limited liability company, its member

	By:	Interstate Member, Inc. a Delaware corporation, its member

By:
Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

By:	Interstate Hotels, LLC a Delaware limited liability company, its member
	By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:
Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

CROSSROADS FUTURE FINANCING COMPANY, L.L.C. a Delaware limited liability company

By:	Crossroads Future Company, L.L.C. a Delaware limited liability company, its sole member

By:	Interstate Member, Inc. a Delaware corporation, its member

By:
Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

By:	Crossroads Hospitality Company, L.L.C. a Delaware limited liability company, its member

By:	Interstate Member, Inc. a Delaware corporation, its member

By:
Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

By:	Interstate Hotels, LLC a Delaware limited liability company, its member

By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:
Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

CROSSROADS/MEMPHIS COMPANY, L.L.C. a Delaware limited liability company

By:	Interstate Member, Inc. a Delaware corporation, its member

By:
	Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

By:	Crossroads Hospitality Company, L.L.C. a Delaware limited liability company, its member

	By:	Interstate Member, Inc. a Delaware corporation, its member

By:
Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

By:	Interstate Hotels, LLC a Delaware limited liability company, its member

	By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:
Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

CROSSROADS/MEMPHIS PARTNERSHIP, L.P. a Delaware limited partnership

By:	Crossroads/Memphis Company, L.L.C. a Delaware limited liability company, its general partner

By:	Interstate Member, Inc. a Delaware corporation, its member

By:
	Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

By:	Crossroads Hospitality Company, L.L.C. a Delaware limited liability company, its member

By:	Interstate Member, Inc. a Delaware corporation, its member

By:
	Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

By:	Interstate Hotels, LLC a Delaware limited liability company, its member

	By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:
Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

[SIGNATURE PAGE OF SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT]

CROSSROADS/MEMPHIS FINANCING COMPANY, L.L.C. a Delaware limited liability company

CROSSROADS/MEMPHIS FINANCING COMPANY II, L.L.C. a Delaware limited liability company

By:	Crossroads/Memphis Partnership, L.P. a Delaware limited partnership, their sole member

By:	Crossroads/Memphis Company, L.L.C. A Delaware limited liability company, its general partner

By:	Interstate Member, Inc. a Delaware corporation, its member

By:
	Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

By:	Crossroads Hospitality Company, L.L.C. a Delaware limited liability company, its member

	By:	Interstate Member, Inc. a Delaware corporation, its member

By:
Name: Title:	Christopher L. Bennett Senior Vice President and Secretary

By:	Interstate Hotels, LLC a Delaware limited liability company, its member

	By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:
Name: Title:	Christopher L. Bennett Senior Vice President and Secretary